NEUBERGER&BERMAN
EQUITY TRUST

         Supplement to the Prospectus dated December 15, 1997

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON MARCH 6, 1998, NEUBERGER & BERMAN GENESIS TRUST (THE "FUND") WILL BE CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.

If you are already a shareholder of the Fund, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.

In addition, you may purchase shares of the Fund:

         * until April 15, 1998, if you are opening a new Individual Retirement Account ("IRA");

         * if you are a participant in a 401(k) plan that has the Fund as an investment option; or

         * if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.


The date of this Supplement is March 2, 1998.